Fees Summary	Oct. 21, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 834,917,794.56
Previously Paid Amount	0.00
Total Fee Amount	127,825.92
Total Offset Amount	0.00
Net Fee	$ 127,825.92
Final Prospectus	false